UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2021

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 E. Grauwyler Rd. Irving, TX	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (844) 935-2832

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.0001 per share	XELA	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events

On December 16, 2021, Exela Technologies, Inc. (the "Company") commenced the Company's 2021 Annual Meeting of Stockholders (the "Annual Meeting") and adjourned the Annual Meeting until 10:00 am (Eastern Time) on Friday, December 31, 2021, due to lack of a quorum. The Annual Meeting was adjourned to allow the Company's stockholders additional time to vote on the proposals described in the Company's Proxy Statement for the Annual Meeting.

Stockholders will be able to attend the reconvened Annual Meeting by accessing the same link as previously provided. Stockholders who have already voted do not need to recast their votes. Proxies previously submitted in respect to the Annual Meeting will be voted at the adjourned Annual Meeting unless properly revoked. During the period of adjournment, the Company will continue to solicit votes from its stockholders with respect to the proposals for the Annual Meeting. The Company encourages all stockholders who have not yet voted to do so before Thursday, December 30, 2021 at 11:59 pm (Eastern Time).

The close of business on October 20, 2021 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the Annual Meeting.

On December 20, 2021, the Company issued a press release announcing the adjournment of the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 20, 2021
104	Interactive Data File (embedded within the Inline XBRL document).

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2021

EXELA TECHNOLOGIES, INC.

By:	/s/ Erik Mengwall
Name: Erik Mengwall
Title: Secretary

Exhibit 99.1

Exela Technologies Announces Adjournment of Annual Meeting until December 31, 2021

IRVING, Texas, Dec. 20, 2021 (GLOBE NEWSWIRE) -- Exela Technologies, Inc. (“Exela” or the “Company”) (NASDAQ: XELA), a global business process automation leader, today announced that the Annual Shareholder’s meeting will reconvene on December 31, 2021 at 10:00 AM ET. The meeting held on December 16, 2021 was adjourned until that date due to a lack of quorum.  The new date will provide additional time for its many new shareholders to have their voices heard and more time to cast ballots on important shareholder matters.

During the current adjournment, the Company continues to solicit votes from its shareholders with respect to the proposals set forth in the Company’s proxy statement. Shareholders of record, as of the record date, October 20, 2021, are entitled to vote.

The Company urges all record stockholders to exercise their right to vote their shares by proxy. A proxy card with instructions was mailed to all registered stockholders holding shares as of the close of business on October 20, 2021. Each stockholder can vote his or her proxy online at https://www.cstproxy.com/exelatech/2021/ or through an email that each stockholder received from Proxyvote.com or from Proxydocs.com for those holding shares at Robinhood or Interactive Brokers. Stockholders’ brokers cannot vote shares for each of the proposals unless the stockholder instructs him or her to do so via the proxy.

Shareholders who need additional copies of proxy materials or have questions on how to vote may contact D.F. King toll-free at (877) 732-3619 (individuals) or (212) 269-5550 (banks and brokers) or send an email to xela@dfking.com.

For more Exela news, commentary, and industry perspectives, visit: https://investors.exelatech.com/

And please follow us on social:

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The information posted on the Company's website and/or via its social media accounts may be deemed material to investors. Accordingly, investors, media and others interested in the Company should monitor the Company's website and its social media accounts in addition to the Company's press releases, SEC filings and public conference calls and webcasts.

About Exela Technologies

Exela Technologies is a business process automation (BPA) leader, leveraging a global footprint and proprietary technology to provide digital transformation solutions enhancing quality, productivity, and end-user experience. With decades of experience operating mission-critical processes, Exela serves a growing roster of more than 4,000 customers throughout 50 countries, including over 60% of the Fortune® 100. Utilizing foundational technologies spanning information management, workflow automation, and integrated communications, Exela’s software and services include multi-industry, departmental solution suites addressing finance and accounting, human capital management, and legal management, as well as industry-specific solutions for banking, healthcare, insurance, and the public sector. Through cloud-enabled platforms, built on a configurable stack of automation modules, and over 17,500 employees operating in 23 countries, Exela rapidly deploys integrated technology and operations as an end-to-end digital journey partner.

Forward-Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "may", "should", "would", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential", "seem", "seek", "continue", "future", "will", "expect", "outlook" or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, estimated or anticipated future results and benefits, future opportunities for Exela, and other statements that are not historical facts. These statements are based on the current expectations of Exela management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties, including without limitation those discussed under the heading "Risk Factors" in Exela's Annual Report and other securities filings. In addition, forward-looking statements provide Exela's expectations, plans or forecasts of future events and views as of the date of this communication. Exela anticipates that subsequent events and developments will cause Exela's assessments to change. These forward-looking statements should not be relied upon as representing Exela's assessments as of any date subsequent to the date of this press release.

Investor and/or Media Contacts:

Vincent Kondaveeti
E: vincent.kondaveeti@exelatech.com

Mary Beth Benjamin
E: IR@exelatech.com